NASDAQ: TBBK December 2009 Exhibit 99.1

Forward Looking Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding The
Bancorp, Inc.’s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words “may,” “believe,” “will,” “expect,”
“anticipate,” “estimate,” “continue,” or similar words.  For further discussion of these risks and uncertainties, see The Bancorp, Inc.’s filings with the SEC, including the “risk factors” section of The Bancorp Inc.’s prospectus supplement. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

TBBK – Planning for Safety, Soundness and Growth
Capital:
capacity to grow and safety net for economic conditions
Strong Senior
Management:
knowledgeable and experienced
Disciplined
Growth:
driven by TBBK’s business strategy
Assets:
simple and local
Deposits:
low cost and scalable

Capital Ratios and Selected Financial Data

As of or for the As of and for
three months ended the year ended
September 30, 2009 December 31, 2008
Selected Capital and Asset Quality Ratios:
Equity/assets 12.08% 10.07%
Tier I capital to average assets 13.11% 10.10%
Tier 1 capital to total risk-weighted assets 15.61% 11.72%
Total Capital to total risk-weighted assets 16.80% 12.87%
Allowance for loan and lease losses to total
loans 1.22% 1.20%
Balance Sheet Data: (dollars in thousands)
Total Assets $                  2,041,034 $                  1,792,375
Total loans, net of unearned costs (fees) 1,513,131 1,449,349
Allowance for loan and lease losses 18,436 17,361
Total cash and cash equivalents 344,992 179,506
Deposits 1,775,475 1,525,362
Short term borrowings - 61,000
Shareholders' equity 246,544 180,403
Selected Ratios:
Return on average assets 0.38% nm
Return on average common equity 3.32% nm
Net interest margin 3.74% 3.44%
Book value per share (1) $                          7.69 $                          9.21
(1) Excludes Series B Preferred Shares issued to the US Treasury and the associated book value nm - not meaningful

Strong Senior Management Team with a Wealth of Experience
Highly experienced senior management team with an aggregate of over 140 years of experience providing middle market banking services
–
Management has a significant history together as most are former executives of a prior bank which was sold in November 1999
Executive Title Banking Experience
Betsy Z. Cohen Chief Executive Officer, Chairman of the Bancorp Bank 35 years
Frank M. Mastrangelo President & Chief Operating Officer 17 years
Paul Frenkiel Executive Vice President & Chief Financial Officer 25 years
Donald F. McGraw, Jr. Executive Vice President & Chief Credit Officer 32 years
Arthur M. Birenbaum Executive Vice President & Commercial Lending 29 years
Scott R. Megargee Executive Vice President & Chief Lending Officer 25 years
Peter Chiccino Executive Vice President & Chief Information Officer 15 years
Jeremy Kuiper Managing Director (Stored Value Solutions) 15 years

Business Model: A Distinct Business Strategy
DEPOSITS
Private Label Banking: Capture stable, low-cost
core deposits
–
Health Care – HSA / FSA / HRA
–
Merchant Processing
–
Prepaid Card Issuing
–
Asset Managers
–
DTC Eligible / ERISA Qualified account (MDA)
–
Safeharbor IRA Rollovers
–
1031 Exchange
Generate low-cost core deposits through personal
and business checking and savings accounts
through the community bank
–
Check 21 / Remote Deposit Capture
Net Interest Margin
INCOME
Non-Interest Income:
Merchant Processing
& Debit Issuing Fees
LOANS
Originates high-credit quality, well collateralized
loans to local businesses and individuals
–
Commercial lending, commercial & residential
real estate, construction lending
Automobile Fleet Leasing
Private Label Banking (National)
–
Asset Managers – generate consumer loans,
HELOC’s, installment loans and securities
backed loans
A commercial bank founded in 2000 headquartered in Wilmington, Delaware with approximately $2.0 billion in assets, $1.5 billion in outstanding loan balances and $1.8 billion of deposits
Employs a primarily branchless deposit strategy that delivers a full array of commercial and consumer banking services both locally and nationally through private label banking products

Well-Positioned in Attractive, Stable Markets
Target market for commercial lending is the greater Philadelphia-Wilmington metropolitan area
–
Consists of the 12 counties surrounding Philadelphia and Wilmington including Philadelphia, Delaware, Chester, Montgomery, Bucks and Lehigh Counties
in Pennsylvania, New Castle County in Delaware and Mercer, Burlington, Camden, Ocean and Cape May Counties in New Jersey
Philadelphia and the surrounding markets represent a large base of population and economic activity, with sustainable growth and attractive demographic characteristics in the suburban communities.
Unemployment in the Bancorp’s lending geography compares favorably to the national level of 10.2%

County
2009
Population
2009
Households
Population Change
‘00-’09 Act. ‘08-’14 Est.
2009 Median
HH Income
Household Income Growth
‘00-’09 Act. ‘08-’14 Est. Unemployment
New Castle, DE 533,216 6.6% 2.5% 200,894 $70,026 33.0% 5.8% 7.9%
Burlington, NJ
Camden, NJ
Cape May, NJ
Mercer, NJ
Ocean, NJ
452,426
519,742
100,834
370,793
575.822
6.9%
2.1%
(1.5%)
5.7%
12.7%
2.3%
0.7%
(0.9%)
2.0%
4.9%
167,511
192,004
42,787
132,354
226,519
$77,113
$61,128
$54,354
$75,668
$60,787
31.4%
27.1%
30.5%
33.0%
31.0%
5.7%
8.9%
7.3%
4.7%
11.6%
7.9%
9.5%
9.7%
7.4%
8.9%
Bucks, PA
Chester, PA
Delaware, PA
Lehigh, PA
Montgomery, PA
Philadelphia, PA
Delaware
New Jersey
Pennsylvania
US
Source: SNL Financial
634,223
499,763
558,969
342,012
786,653
1,452,449
6.1%
15.3%
1.5%
9.6%
4.9%
(4.3%)
2.2%
6.6%
0.1%
4.8%
1.9%
(2.7%)
234,527
184,056
209,124
134,547
302,908
568,420
$79,444
$87,308
$66,300
$58,555
$80,212
$41,408
33.0%
34.7%
32.3%
34.3%
31.8%
34.5%
5.0%
7.4%
5.3%
5.0%
5.0%
9.7%
7.4%
6.3%
7.5%
8.9%
6.9%
9.9%
885,393
8,834,947
12,598,860
309,731,508
13.0%
5.0%
2.6%
10.1%
5.7%
1.7%
0.8%
4.6%
339,622
3,216,258
4,958,883
116,523,156
$61,789
$72,809
$53,225
$54,719
30.2%
32.2%
32.7%
29.8%
5.4%
5.6%
4.9%
4.1%
8.7%
9.2%
8.4%
9.5%

Other
0%
Private Client
10%
Leasing
Portfolio
5%
Community
Bank
85%

Asset-Generating Strategies: Business-Line Overview
Community Bank
Offers traditional community banking products and services
Leverages the business relationships developed during management team’s tenure in banking
Targets highly fragmented Philadelphia-Wilmington banking market
Leasing Portfolio
–
Automobile Fleet Leasing Portfolio
Eastern Corridor
Average Transaction
–
8-15 automobiles
–
$350,000
Acquired Mears Leasing in January 2005
Private Client
–
Deposit and asset gathering channel
–
Currently have 24 partners representing approximately $110 billion of assets under management
SEI Investments, Legg Mason
–
Generates consumer loans,  HELOC’s, installment loans, and securities backed loans
–
Represents approximately 10% of loan portfolio at September 30, 2009
As with funding, The Bancorp employs a multi-channel growth strategy regarding loan origination, with the primary driver being its regional commercial banking operations
September 30, 2009
Category Balance Avg. Yield
Community Bank $    1,285,312 4.84%
Leasing 81,097 8.91%
Private Client 143,435 3.50%
Other 3,287 na

Historical Loan Portfolio Overview
Proven track record at originating high quality loans
–
Loan / Deposit ratio currently stands at approximately 85%
(1) Prior to December 31, 2007, construction loans were not broken out by category
Robust growth through strong community relationships, while maintaining conservative underwriting standards
(dollars in thousands)
Year ended December 31, September 30,
Category 2004 2005 2006 2007 2008 2009
Commercial $         89,327 $       119,654 $       199,397 $       325,166 $       353,219 $       394,316
Commercial Mortgage 140,755 190,153 327,639 369,124 488,986 562,611
Construction 97,239 168,149 275,079 307,614 305,889 227,226
Direct Financing Leases, net 44,795 81,162 92,947 89,519 85,092 81,097
Residential Mortgage 31,388 62,378 62,413 50,193 57,636 75,463
Consumer Loans and Other 24,894 61,017 108,374 144,882 157,446 170,238
Total Loans $       428,398 $       682,513 $    1,065,849 $   1,286,498 $   1,448,268 $   1,510,951
Supplemental loan data (1):
Construction 1-4 family  $167,485 $163,718 $119,752
Construction commercial,
acquisition and development  140,129 142,171 107,474
$307,614 $305,889 $227,226

TBBK
Regional Peers (1)
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.00%
0.00%
0.00%
0.20%
0.60%
0.81%
0.60%
0.78%
2004
2005
2006
2007
2008
Q1 09
Q2 09
Q3 09

TBBK
Regional Peers (1)
1.30%
1.15%
1.00%
0.85%
0.70%
0.84%
0.81%
0.79%
0.80%
1.20%
1.29%
1.24%
1.22%
2004
2005
2006
2007
2008
Q1 09
Q2 09
Q3 09

Reserves / Nonperforming Loans[2]

TBBK
Regional Peers (1)
350%
300%
250%
200%
150%
100%
50%
199%
159%
207%
155%
2004
2005
2006
2007
2008
Q1 09
Q2 09
Q3 09

The Bancorp Inc.

Asset Quality Overview
Non-Performing Loans / Total Loans
(1) Regional peers include publicly-traded Mid-Atlantic commercial banks with assets between $1 billion and $4 billion
(2) Ratio was not meaningful for The Bancorp prior to 2007 due to low levels of non-performing loans
Source: SNL Financial
(3) Non-performing loans are defined as non-accrual loans
Reserves / Loans

Current Loan Portfolio & Asset Quality Overview at 9/30/09
Non-performing loans of 0.78% is significantly lower than peer

Category
Commercial
Commercial Mortgage
Construction
Direct Financing Leases, Net
Residential Mortgage
Security-Back Loans and Other
Total Loans
Non-performing loans are defined as non-accrual loans.
Outstanding
Balance
$394,316
562,611
227,226
81,097
75,413
170,238
$1,510,901
Pct. Of Total
Loans
26%
37%
15%
5%
5%
12%
100%
Non-Accrual
Total Loans
$3,801
3,925
2,111
-
1,790
149
$11,776
Non-Accrual/
Total Loans
0.25%
0.26%
0.14%
0.00%
0.12%
0.01%
0.78%
OREO
-
-
-
-
-
-
-
30-89 Days
Delinquent
90+ Days
Delinquent
-
$1,661
1,133
2,193
-
191
$5,178
-
$8,102
3,461
254
3,195
-
$15,012

$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
CAGR 40%
2000
2001
2002
2003
2004
2005
2006
2007
2008
9/30/2009
Deposits
Loans
Assets

The Bancorp Inc.

11 Track Record of Significant Growth Since Inception Since 2000, The Bancorp has grown total assets at a compound annual growth rate of over 40% (dollars in thousands)

Deposit-Generating Strategies:
Business-Line Overview
“Private-Label” Banking
–
Provider of private label banking services for non-bank financial services businesses
–
Operate over 300 unique programs
–
Access large customer groups at very low acquisition costs
–
Private label partners derive from our five main sources:
Health Care
Prepaid Card Issuing
Private Client
Merchant Processing
1031 Exchange Services
Remote Deposit Capture
–
Market leader in the industry
Distributed over 300 scanners
Processed over 180,777 transactions representing in excess of $610 million in deposits for the nine months ended September 30, 2009
The Bancorp employs a multi-channel growth strategy in gathering attractively-priced, long-duration deposits on a national scale

CDs > $100k
2.0%
Transaction
8.6%
CDs < $100k
34.2%
MMDA &
Savings
55.2%

CDs < $100k
4.0%
CDs > $100k
1.3%
Transaction
44.5%
MMDA &
Savings
50.2%

The Bancorp Inc.

The Bancorp has leveraged its private label partnerships to grow core deposits meaningfully in recent periods, and expects that business to continue its growth through increased market penetration
September 30, 2007 September 30, 2009
Total Deposits:  $1.1bn
Average Cost:  4.40%
Core Deposits:  63.8%
Total Deposits:  $1.8bn
Average Cost:  0.94%
Core Deposits:  94.7%
Growth Engine: Strong Growth in Deposit Business Lines at Low Cost

Merchant Processing 5.0%
Private Client 6.0%
Stored Value 0.0%
Health Care 11.0%
Community Bank 78.0%

Merchant Processing 3.0%
Community Bank 23.0%
Private Client 11.0%
Health Care 16.0%
Stored Value 47.0%

Growth Engine: Strong Growth in Deposit Business Lines at Low Cost
September 30, 2007 September 30, 2009
Category Balance Avg. Cost
Community Bank $    392 1.07%
Health Care 278 1.54%
Stored Value 799 0.14%
Private Client 183 1.89%
Merchant Processing 51 0.33%
Category Balance Avg. Cost
Community Bank $    566 4.84%
Health Care 82 3.71%
Stored Value -
Private Client 44 1.79%
Merchant Processing 36 2.24%
Significant growth in stored value, health care and other deposit business lines support significantly lower average cost of deposits

Private Label by Remaining Contractual Term
< 1 year
41.0%
3 < > 5 years
24.0%
1 < > 3 years
35.0%
Deposit-Generating Strategies: Attractive in Cost and Duration
The Bancorp has long term (in many cases exclusive) agreements in place with its private label banking partners. 90% of agreements contain provisions to automatically renew at maturity

Deposit-Generating Strategies:
Growing Market Share in Expanding Markets
Healthcare Affinity Relationships
The Bancorp Bank is currently the 6th largest custodian in
the space in 2008, according to Consumer Directed Health
Care's March 2009 survey (1)
Partner with insurance carriers, third party administrators, and large brokerage firm for distribution
Dynamics of the healthcare insurance industry are generating rapid growth the HSA market
–
Between January 2008 to January 2009, there was an
increase of 46.1% in the number of HSAs (2)
–
During that same period, HSA custodians and administrators
reported that assets grew by 62.6% (2)
–
Since 2003, the number of Americans with HSA / HDHP has
grown to over 8 million from a base of 3 million (3)
–
Expected to continue growth trends, reaching 11-13 million
accounts and assets of $35 to $45 billion (3)
(1) Insider Consumer Directed Health Care
(2) Celent, “HSA Benchmarking Analysis: Market Trends and Economics 2009," March 2009
(3) AHIP’s Center for Policy and Research, January 2009 census HSA/High-Deductible Health Plans
(4) Nilson Report June 2009
(5) Mercator Advisory Group
Prepaid Card Affinity Relationships
Market leader in a rapidly growing market for open loop
prepaid debit cards
–
5    largest prepaid commercial debit card issuer (4)
–
21   overall commercial card issuer (4)
Through 2011, the aggregate size of the market is forecasted to grow at a substantial rate
- Forecasted growth of open loop products to $125 billion in
2011, compared to $39 billion in 2007 (5)
Industries largest Agent Bank gift card issuer
Serve clients such as Higher One, Western Union, Digital
Insight, Deluxe, Incomm,  & Univision
th
st

Deposit-Generating Strategies: Growing Market Share in Expanding Markets
Private Client Affinity Relationships
•
Private Label deposit and lending services to limited purpose trust companies
- Currently have 27 partners representing approximately $128 billion of assets under management
- Over 7,000 investment advisors serving more than 280,000
clients
- SEI Investments, Legg Mason
•
Master Demand Account (MDA) - DTC / NSCC traded ERISA
Qualified bank deposit account
- Trades on the DTC & NSCC like Money Market Mutual Fund
- FDIC insurance passed through to 401(k) participant
- Schwab, Matrix, Sunguard, Daily Access
•
Safeharbor IRA Rollovers
- Rollover Systems, WMSI
Merchant Processing Relationships
•
26th largest bank acquiring portfolio through June 30, 2009
•
Annualized processing volume in excess of $3 billion
•
3rd party ACH originators, ISO Network (Independent Service
Organizations)
•
BillMatrix; BankServ, TSYS, Planet Payments
1031 Exchange Relationships
•
Provide value added services to Qualified Intermediaries
•
23 relationships nationwide

Disciplined Acquisitions: Diverse, but complementary to augment organic growth

Mears Motor Livery Corp Acquisition
Deal Overview:
Target:  Mears Motor Livery Corp Seller:  Investor Group Deal Type:  Specialty Finance Company
Announced Deal Value ($MM):  $ 5.0 Status:  Completed Completion Date:  1/3/2005
Deal Summary: Wilmington, DE-based Bancorp Inc. has acquired Orlando, FL-based Mears Motor Livery Corporation from James C. Hartman and Arrow
Holdings. Mears is an automobile leasing business.
Consideration Breakout:
Cash ($MM):  $ 1.0 Common Stock ($MM):  $ 4.0 Common Stock Issued (shares):  253,126
Stored Value Solutions  Acquisition
Deal Overview:
Target:  Stored Value Solutions Business Seller:  Marshall BankFirst Corporation Deal Type:  Financial Technology Company
Announced Date Value ($MM):  $ 60.6 Status:  Completed Completion Date:  11/30/2007
Deal Summary: Wilmington, DE-based Bancorp Inc. has acquired the Stored Value Solutions business of Minneapolis MN-based Marshall BankFirst Corp.
unit Sioux Falls, SD-based BankFirst. Stored Value Solutions provides customized and secure program development and issuing services to national stored value program managers.
Consideration Breakout:
Cash ($MM):  $ 48.5 Common Stock ($MM):  $ 12.1 Common Stock Issued (shares):  722,733
American Home Bank Acquisition
Deal Overview:
Target:  American Home Bank Seller:  American Home Mortgage Holdings Deal Type:  Bank & Thrift Company
Announced Deal Value ($MM):  $ 7.0-$ 11.0 Status:  Pending Expected Completion Date:  12/1/2009-1/31/2010
Deal Summary: Wilmington, DE-based Bancorp Inc. has agreed to acquire Melville, NY-based American Home Mortgage Holdings Inc.’s Chicago, IL-based
American Home Bank.
Consideration Breakout:
Cash ($MM):  $ 7.0-$ 11.0

Investment Considerations
20-30 year Management Experience through all economic cycles
Stable Philadelphia regional economy
Stable, increasing, prepaid card deposits at 0% rate
Infrastructure investment from relationships with industry leaders
Above peer loan quality
Structurally lower interest costs in normal rate environments
Infrastructure starting to pay off in DDA growth
Emphasis on high quality growth with opportunities in multiple business lines